UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2024

MacKenzie Realty Capital, Inc.
(Exact Name of Registrant as Specified in Its Charter)

000-55006
(Commission File Number)

Maryland	45-4355424
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

89 Davis Road, Suite 100
Orinda, California 94563
(Address of principal executive offices, including zip code)

(925) 631-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Suspension of Share Repurchase and Dividend Reinvestment Programs
MacKenzie Realty Capital, Inc. (the “Company”) has suspended its Share Repurchase and Dividend Reinvestment Programs in connection with its pursuit of the listing of its common stock on a securities exchange (a “Listing”).  On March 4, 2024, the Board of Directors of the Company (the “Board”) decided that it is in the best interests of the Company’s shareholders to suspend these programs temporarily while the Listing application is prepared, submitted and processed. If the Listing occurs, (a) the Share Repurchase Program will automatically terminate, and (b) the Board will decide whether, and when, to reinstate the Dividend Reinvestment Program.
Anticipated Listing on the OTCQX and NYSE-American
We intend to pursue a Listing first on the OTCQX. Thereafter, depending upon trading activity and public float, we may attempt a Listing on the NYSE-American. The Company is not providing any guidance regarding potential post-Listing share price or the timing of a Listing; nor is the Company guaranteeing that a Listing will occur.
Net Asset Value
Due to the Company’s pursuit of a Listing, we will not issue an updated net asset value as of December 31, 2023.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of dividends are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended June 30, 2023, as amended, and its other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued March 12, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: March 12, 2024	By:	/s/ Robert Dixon
Robert Dixon
President